                                                                  Exhibit 1.1(a)

                               _________ Shares

                            FLAGSTAR BANCORP, INC.

                                 Common Stock

                                    Form of

                          U.S UNDERWRITING AGREEMENT
                          --------------------------

                                                          _____________ __, 1997

Lehman Brothers Inc.
PaineWebber Incorporated
Roney & Co.,
As Representatives of the several
 U.S. Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Flagstar Bancorp, Inc., a Michigan corporation (the "Company"), and certain stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell an aggregate of _________ shares (the "Firm U.S. Stock") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). Of the _________ shares of the Firm U.S. Stock, _________ shares are being sold by the Company and _________ shares by the Selling Stockholders. In addition, the Company and the Selling Stockholders propose to grant to the U.S. Underwriters named in Schedule 1 hereto (the "U.S. Underwriters") an option to purchase up to an additional _______ shares and _______ shares, respectively, of the Common Stock on the terms and for the purposes set forth in Section 3 (collectively, the "Option U.S. Stock"). The Firm U.S. Stock and the Option U.S. Stock, if purchased, are hereinafter collectively called the "U.S. Stock." This is to confirm the agreement concerning the purchase of the U.S. Stock from the Company and the Selling Stockholders by the U.S. Underwriters.

     It is understood by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement dated the date hereof (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of an aggregate of _________ Shares (the "Firm Stock") and the granting of an option by the Company and the Selling Shareholders to purchase up to an additional ________ Shares (the "Option
Stock"; and together with the Firm Stock, the "Stock") through arrangements with the International Managers named in Schedule 1 to the International Underwriting Agreement outside the United States and Canada, for whom Lehman Brothers International (Europe), PaineWebber Incorporated and Roney & Co. are acting as lead managers ("Lead Managers"). The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of Common Stock
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                                                                               2



between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of the Common Stock contemplated by the foregoing, one relating to the U.S. Stock to be sold in the United States and Canada (the "U.S. Prospectus") and the second relating to the Stock to be sold outside of the United States and Canada (the "International Prospectus"). The International Prospectus will be identical to the U.S. Prospectus except for certain substitute and additional pages.

          1. Representations, Warranties and Agreements of the Company and the Selling Stockholders. The Company and the Selling Stockholders, jointly and severally, represent, warrant and agree that:

              (a) A registration statement on Form S-1, and one or more amendments thereto, with respect to the U.S. Stock and the Stock have
          (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form S-1 with respect to the U.S. Stock and the Stock (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and
          (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendments to such registration statement, together with the form of any such second registration statement, have been delivered by the Company to you as the representatives (the "Representatives") of the U.S. Underwriters. As used in this Agreement, "Effective Time" means
          (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means (i) the U.S. prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations and (ii) the International Prospectus; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this

          Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final U.S. Prospectus and International Prospectus, as first filed with the Commission pursuant to paragraph
          (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date with the Commission (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein.

               (c) the Prospectus delivered to the U.S. Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

               (d) The Company and each of its subsidiaries (as defined in
          Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation (or, in the case of Flagstar Bank, FSB (the "Bank"), is duly chartered and validly existing as a federal stock savings bank in good standing under the Home Owners' Loan Act ("HOLA") and the rules and regulations of the Office of Thrift Supervision ("OTS") thereunder), are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the consolidated financial position,
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                                                                               4

          stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) The Company is duly registered as a savings and loan holding company under HOLA; the Company owns, directly or indirectly, beneficially and of record, all of the outstanding shares of capital stock of the Bank; the Bank is a member in good standing of the Federal Home Loan Bank System; the savings accounts of depositors in the Bank are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Company's knowledge, threatened.

               (g) The shares of the U.S. Stock to be issued and sold by the Company to the U.S. Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and the U.S. Stock will conform to the descriptions thereof contained in the Prospectus.

               (h) The execution, delivery and performance of this Agreement and the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such breaches, violations or defaults as would not individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the U.S. Stock and the Stock under the Securities Act and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such approvals as have been obtained in connection with the approval of the quotation of the U.S. Stock and the Stock on the Nasdaq National Market System and such filings or registrations as may be required under applicable state securities laws in connection with the purchase and distribution of the U.S. Stock and the Stock by the U.S. Underwriters and International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (i) [Except as described in the Prospectus,] there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (j) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act [, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants].

               (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Prospectus.

               (l) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (m) Grant Thornton LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (n) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses as described in the Prospectus and have no reason to believe that such conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

               (o) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (p) Neither the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies which restricts materially the conduct of its business, or in any manner relates to its capital adequacy (other than as described in the Prospectus), its credit policies or its management, nor have any of them been advised by the OTS, the FDIC or any such other government authority or agency that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

               (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either of the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

               (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (s) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (t) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, investor purchase or servicing agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or the rules and requirements of the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Housing Authority or any other government agency or government-sponsored enterprise in whose secondary market programs the Company and its subsidiaries participate, or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

               (u) Neither the Company nor any subsidiary is, nor upon the sale of the U.S. Stock as herein contemplated will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the "1940 Act").

               (v) Neither the Company nor any subsidiary has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally represents, warrants and agrees that:

               (a) Such Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) such Selling Stockholder will have, good and valid title to the shares of U.S. Stock to be sold by such Selling Stockholder hereunder and to the Stock to be sold by such Selling Stockholder under the International Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters and International Managers, as the case may be.

               (b) Such Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with __________, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of U.S. Stock to be sold by such Selling Stockholder hereunder.

               (c) Such Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and the International Underwriting Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof and thereof on behalf of such Selling Stockholder.

               (d) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling

          Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, other than such conflicts, breaches and violations as would not adversely affect such Selling Stockholder's ability to perform its obligations under this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement on a timely basis, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for the registration of the U.S. Stock and the Stock under the Securities Act and the Exchange Act, such approvals as have been obtained in connection with the approval of the quotation of the U.S. Stock and the Stock on the Nasdaq National Market System and such filings and registrations as may be required under applicable state securities laws in connection with the purchase and distribution of the U.S. Stock and the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the International Underwriting Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby.

               (e) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the U.S. Stock or the Stock.

               (f) Such Selling Stockholder is not prompted to sell the U.S. Stock to be sold by such Selling Stockholder hereunder by any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

          3. Purchase of the U.S. Stock by the U.S. Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company hereby agrees to sell _________
shares of the Firm U.S. Stock and each Selling Stockholder hereby agrees to sell the number of shares of the Firm U.S. Stock set forth opposite his or her name in Schedule 2 hereto, severally and not jointly, to the several U.S. Underwriters, and each of the U.S. Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm U.S. Stock set opposite that U.S. Underwriter's name in Schedule 1 hereto. Each U.S. Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of shares of the Firm U.S. Stock which represents the same proportion of the number of shares of the Firm U.S. Stock to be sold by the Company, and by each Selling Stockholder, as the number of shares of the Firm U.S. Stock set forth opposite
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                                                                              10

the name of such U.S. Underwriter in Schedule 1 represents of the total number of shares of the Firm U.S. Stock to be purchased by all of the U.S. Underwriters pursuant to this Agreement. The respective purchase obligations of the U.S. Underwriters with respect to the Firm U.S. Stock shall be rounded among the U.S. Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Company hereby grants to the U.S. Underwriters an option to purchase up to _______ shares of Option U.S. Stock and the Selling Stockholders collectively hereby grant to the U.S. Underwriters an option to purchase up to an aggregate of _______ shares of Option Stock. Such options are granted solely for the purpose of covering over-allotments in the sale of Firm U.S. Stock and are exercisable as provided in Section 5 hereof. Shares of Option U.S. Stock shall be sold severally by the Company and each Selling Stockholder on a pro rata basis to the U.S. Underwriters. Each U.S. Underwriter shall be obligated to purchase from the Company and from each Selling Stockholder that number of shares of the Option U.S. Stock to be sold by such party which represents the same proportion of the total number of shares of the Option U.S. Stock to be sold by the Company and by the Selling Stockholders in the aggregate as the number of shares of the Firm U.S. Stock set forth opposite the name of such U.S. Underwriter in Schedule 1 represents of the total number of shares of the Firm U.S. Stock to be purchased by all of the U.S. Underwriters pursuant to this Agreement. The respective purchase obligations of the U.S. Underwriters with respect to the Option U.S. Stock shall be rounded among the U.S. Underwriters to avoid fractional shares, as the Representatives may determine.

          The price of both the Firm U.S. Stock and any Option U.S. Stock shall be $_____ per share.

          The Company and the Selling Stockholders shall not be obligated to deliver any of the U.S. Stock to be delivered on the First Delivery Date or the Second Delivery Date (each as hereinafter defined), as the case may be, except upon payment for all the U.S. Stock to be purchased on such Delivery Date (as hereinafter defined) as provided herein.

          As compensation for their commitments hereunder, the U.S. Underwriters shall receive, on the applicable Delivery Date, an amount equal to $___ per share for all of the U.S. Stock to be delivered by the Company and the Selling Stockholders hereunder on such Delivery Date, such amount to be paid on such date to the Representatives, for the accounts of the several U.S. Underwriters, fifty percent by the Company and fifty percent by the Selling Stockholders (ratably in accordance with the number of shares of U.S. Stock being delivered by each such Selling Stockholder on such Delivery Date).

          4.  Offering of U.S. Stock by the U.S. Underwriters.

          Upon authorization by the Representatives of the release of the Firm U.S. Stock, the several U.S. Underwriters propose to offer the Firm U.S. Stock for sale upon the terms and conditions set forth in the U.S. Prospectus; provided, however, that no U.S. Stock registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

          It is understood that ________ shares of the Firm U.S. Stock will initially be reserved by the several U.S. Underwriters for offer and sale upon the terms and conditions set forth in the U.S. Prospectus to employees and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to the Representatives offers to purchase shares of Firm U.S. Stock in form satisfactory to the Representatives, and that any allocation of such Firm U.S. Stock among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any U.S. Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm U.S. Stock which are not purchased by such persons will be offered by the U.S. Underwriters to the public upon the terms and conditions set forth in the U.S. Prospectus.

          Each U.S. Underwriter agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer or sell any of the U.S. Stock outside the United States or Canada.

          5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm U.S. Stock shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm U.S. Stock to the Representatives for the account of each U.S. Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price (net of the commission provided for in the last paragraph of Section 3) by certified or official bank check or checks payable in immediately available (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Firm U.S. Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm U.S. Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company and the Selling Stockholders by the Representatives. Such notice shall set forth the aggregate number of shares of Option U.S. Stock as to which the option is being exercised, the names in which the shares of Option U.S. Stock are to be registered, the denominations in which the shares of Option U.S. Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option U.S. Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option U.S. Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

          Delivery of and payment for the Option U.S. Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered the certificates representing the Option U.S. Stock to the Representatives for the account of each U.S. Underwriter against payment to or upon the order of the Company and the Selling Stockholders, as the case may be, of the purchase price (net of the commission provided for in the last paragraph of Section 3) by certified or official bank check or checks payable in immediately available (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Option U.S. Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company and the Selling Stockholders shall make the certificates representing the Option U.S. Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          On each Delivery Date, the Company and the Selling Stockholders will pay the commission payable on such Delivery Date to the U.S. Underwriters under the last paragraph of Section 3. The Company and the Selling Stockholders hereby authorize the Representatives, in order to effect such payment, to deduct from the purchase price payable to the Company and the Selling Stockholders in exchange for the U.S. Stock sold on such date an amount equal to such commission, calculated in accordance with the last paragraph of Section 3.

          6.  Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the

          Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the U.S. Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Representatives and to counsel for the U.S. Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the U.S. Stock and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each U.S. Underwriter and to any dealer in securities as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission (i) any amendment to either of the Registration Statements or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the U.S. Underwriters and obtain the consent of the Representatives to any such filing;

               (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
          158);

               (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representatives
          (i) copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, (ii) copies of the publicly available reports filed by the Bank with the OTS and (iii) such other information as the U.S. Underwriters may reasonably request regarding the Company and/or its subsidiaries;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the U.S. Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

               (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock (other than the U.S. Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof, as described in the Prospectus), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof, as described in the Prospectus), without the prior written consent of Lehman Brothers Inc. ("Lehman Brothers") on behalf of the Representatives; and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the U.S. Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers on behalf of the Representatives;

               (j) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the U.S. Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission;

               (k) To apply the net proceeds from the sale of the U.S. Stock being sold by the Company as set forth in the Prospectus; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary thereof shall become an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the 1940 Act.

          7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

               (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common U.S. Stock (other than the U.S. Stock and the Stock), without the prior written consent of Lehman Brothers on behalf of the Representatives and the Lead Managers.

               (b) That the U.S. Stock to be sold by such Selling Stockholder hereunder, and the Stock to be sold by such Selling Stockholder under the International Underwriting Agreement which is represented by the certificates held in custody for such Selling Stockholder, is subject to the interest of the U.S. Underwriters and the International Managers and the other Selling Stockholders thereunder, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder and under the International Underwriting Agreement shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Selling Stockholder is a non-United States person) or Form W-9 (if such Selling Stockholder is a United States person.)

          8. Expenses. The Company agrees to pay, in addition to the commissions specified in the last paragraph of Section 3, (a) the costs incident to the authorization, issuance, sale and delivery of the U.S. Stock to the U.S. Underwriters and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the International Prospectus and the U.S. Prospectus and any amendment or supplement to the International Prospectus and the U.S. Prospectus, all as provided in this Agreement and the International Underwriting Agreement; (d) the costs of reproducing and distributing this Agreement, the International Underwriting Agreement, the Agreement Between U.S. Underwriters and International Managers, the Agreement Among International Managers and the Supplemental Agreement Among U.S. Underwriters; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the costs of delivering and distributing the Custody Agreement and the Power of Attorney; (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the U.S. Stock and the Stock; (h) any applicable listing or other fees; (i) the fees and expenses of qualifying the U.S. Stock under the securities laws of the several jurisdictions as provided in Section 6 and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the U.S. Underwriters); (j) all costs and expenses of the U.S. Underwriters, including the fees and disbursements of counsel for the U.S. Underwriters, incident to the offer and sale of shares of the U.S. Stock by the U.S. Underwriters to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 4; and (k) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the U.S. Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the U.S. Stock which they may sell and the expenses of advertising any offering of the U.S. Stock made by the U.S. Underwriters.

          9. Conditions of U.S. Underwriters' Obligations. The respective obligations of the U.S. Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 6; no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

               (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company on or prior to such Delivery Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the U.S. Underwriters and the International Managers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the International Underwriting Agreement, the Custody Agreement, the Power of Attorney, the U.S. Stock, the Stock, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the International Underwriting Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all respects to counsel for the U.S. Underwriters and the International Managers, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Reinhart, Boerner, Van Deuren, Norris & Rieselbach, P.C. shall have furnished to the Representatives its written opinion, as counsel to the Company and the Selling Stockholders, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) The Company is duly registered as a savings and loan
               holding company under HOLA;

                      (ii) The Bank has been duly chartered and is validly existing as a federal stock savings bank under the laws of the United States of America, with full corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, and is a member of the Federal Home Loan Bank of Indianapolis;

                      (iii) This Agreement and the International Underwriting Agreement each has been duly authorized, executed and delivered by the Company and has been duly executed and delivered by or on behalf of each Selling Stockholder;

                      (iv) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of U.S. Stock and Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Bank and each other subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (v) The Primary Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                      (vi) The Registration Statements, as of their respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                      (vii) The issue and sale of the shares of U.S. Stock and Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (including, without limitation, HOLA and the rules and regulations of the OTS thereunder); and, except for the registration of the U.S. Stock and the Stock under the Securities Act and the Exchange Act and such filings and registrations as may be required under applicable state securities laws in connection with the purchase and distribution of the U.S. Stock and the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                      (viii) Each Selling Stockholder has full right, power and authority to enter into this Agreement and the International Underwriting Agreement, the Power of Attorney and the Custody Agreement; the Power of Attorney and the Custody Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder; the execution, delivery and performance of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder (including, without limitation, HOLA and the rules and regulations of the OTS, as applicable); and, except for the registration of the U.S. Stock and the Stock under the

               Securities Act and the Exchange Act and such filings and registrations as may be required under applicable state securities laws in connection with the purchase and distribution of the U.S. Stock and the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the International Underwriting Agreement, the Power of Attorney or the Custody Agreement by any Selling Stockholder and the consummation by any Selling Stockholder of the transactions contemplated hereby and thereby;

                      (ix) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the U.S. Stock or Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                      (x) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (xi) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations;

                      (xii) The savings accounts of depositors in the Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to such counsel's knowledge, threatened;

                      (xiii) To the best of such counsel's knowledge, neither
               the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies which restricts materially the conduct of its business, or in any manner relates to its capital adequacy (other than as described in the Prospectus), its credit policies or its management, nor have any of them been advised by the OTS, the FDIC or any such other government authority or agency that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions;

                      (xiv) The form of certificate used to evidence the U.S. Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

                      (xv) [Except as described in the Prospectus,] to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                      (xvi) Neither the Company nor any subsidiary thereof is an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the 1940 Act; and

                      (xvii) Upon payment for, and delivery of, the shares of
               U.S. Stock to be sold by each Selling Stockholder under this Agreement in accordance with the terms hereof, the U.S. Underwriters will acquire all of the rights of each Selling Stockholder in such shares and will also acquire the interest of each Selling Stockholder in such shares free of any adverse claim (within the meaning of the Uniform Commercial Code).

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America [and the laws of _________] and that such counsel is not admitted in the State of Michigan, (ii) insofar as such opinion relates to or is dependent on matters governed by the laws of the State of Michigan, rely on the opinion of Albert J. Gladner, Esq., General Counsel of the Company, referred to in Section 9(e) below and
          (iii) in rendering the opinion in Section 9(d)(xvii) above, rely upon a certificate of each Selling Stockholder in respect of matters of fact as to ownership of, and the absence of adverse claims regarding, the shares of U.S. Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the U.S. Underwriters and it are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel and, with respect to certain other matters, by other outside counsel) and has acted as counsel to the Company and the Selling Stockholders in connection with the preparation of the Registration Statements, and
          (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for the statements made in the Prospectus under the caption "Description of Capital Stock", insofar as such statements relate to the U.S. Stock and concern legal matters.

               (e) Albert J. Gladner, Esq., General Counsel of the Company, shall have furnished to the Representatives his written opinion, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) This Agreement and the International Underwriting Agreement each has been duly authorized, executed and delivered by the Company;

                      (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of U.S. Stock and the Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Bank and each other subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (iii) The Company and each of its subsidiaries (other than the Bank) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                      (iv) The issue and sale of the shares of U.S. Stock and Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (including, without limitation, HOLA and the rules and regulations of the OTS); and, except for the registration of the U.S. Stock and the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the U.S. Stock and the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                      (v) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the U.S. Stock or the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                      (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (vii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies; and

                      (viii) The form of certificate used to evidence the U.S.
               Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company.

          In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the laws of the State of Michigan.
          Such counsel shall also have furnished to the Representatives a written statement, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel is General Counsel to the Company and, as such, has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead him to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus.

               (f) With respect to the letter of Grant Thornton LLP delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the U.S. Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (g) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board and Chief Executive Officer and its Chief Financial Officer stating that:

                      (i) The representations, warranties and agreements of the
               Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 9(a) have been fulfilled;

                      (ii) (A)  Neither the Company nor any of its subsidiaries
               has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) since such date there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Prospectus; and

                      (iii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion, (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

               (h) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of such Selling Stockholder) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder (or the Custodian or one or more such attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct as of such Delivery Date and that such Selling Stockholder has complied with all agreements contained herein to be performed by such Selling Stockholder at or prior to such Delivery Date.

               (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the U.S. Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal authorities or authorities in the State of Michigan, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several U.S. Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the U.S. Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (k) The Nasdaq National Market System shall have approved the U.S. Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

          (l) The closing under the International Underwriting Agreement shall have occurred concurrently with the closing hereunder on such Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the U.S. Underwriters and the International Managers.

          10.  Indemnification and Contribution.

          (a) The Company and the Bank (subject to Section 10(g) below), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any U.S. Underwriter in connection with, or relating in any manner to, the U.S. Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Bank shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such U.S. Underwriter through its gross negligence or wilful misconduct), and shall reimburse each U.S. Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that U.S. Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Bank shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein and described in
Section 10; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any U.S. Underwriter, its officers or employees or any person controlling that U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the sale of U.S. Stock to any person by that U.S. Underwriter if that U.S. Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6. The foregoing indemnity agreement is in addition to any liability which the Company and/or the Bank may otherwise have to any U.S. Underwriter or to any officer, employee or controlling person of that U.S. Underwriter.

          (b) The Selling Stockholders, jointly and severally, shall indemnify and hold harmless each U.S. Underwriter, its officers and employees and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each U.S. Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that U.S. Underwriter, its officers, employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein; and provided further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any U.S. Underwriter, its officers or employees or any person controlling that U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the sale of U.S. Stock to any person by that U.S. Underwriter if that U.S. Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6; and provided still further, that the aggregate liability of each Selling Stockholder under this Section 10(b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the U.S. Stock and the Stock sold by it pursuant to this Agreement and the International Underwriting Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any U.S. Underwriter or any officer, employee or controlling person of that U.S. Underwriter.

          (c) Each U.S. Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that U.S. Underwriter specifically for inclusion therein and described in Section 10, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
The foregoing indemnity agreement is in addition to any liability which any U.S. Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other U.S. Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the U.S. Underwriters against the Company, the Bank or any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those U.S. Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10, 10 and 10, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10, 10 or 10 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall (subject to Section 10(g)), in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Bank and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand from the offering of the U.S. Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Bank and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Bank and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Stock purchased under this Agreement (before deducting expenses) received by the Company, the Bank and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the U.S. Underwriters with respect to the shares of the U.S. Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the U.S. Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Bank, the Selling Stockholders or the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Bank and information supplied by the Company shall also be deemed to have been supplied by the Bank. The Company, the Bank, the Selling Stockholders and the U.S. Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 10 were to be determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

          (f) The U.S. Underwriters severally confirm that the statements with respect to the public offering of the U.S. Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the U.S. Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

          (g) Notwithstanding any other provision of this Section 10, in no event shall the Bank be liable for or obligated to pay any amounts pursuant to
Section 10(a), (b), (c) or (e) above to the extent such payments would at the time thereof exceed the applicable limitations set forth in Section 23A of the Federal Reserve Act.

          11.  Defaulting U.S. Underwriters.

          If, on either Delivery Date, any U.S. Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting U.S. Underwriters shall be obligated to purchase the U.S. Stock which the defaulting U.S. Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm U.S. Stock set forth opposite the name of each remaining non-defaulting U.S. Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm U.S. Stock set forth opposite the names of all the remaining non-defaulting U.S. Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting U.S. Underwriters shall not be obligated to purchase any of the U.S. Stock on such Delivery Date if the total number of shares of the U.S. Stock which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the U.S. Stock to be purchased on such Delivery Date, and any remaining non-defaulting U.S. Underwriter shall not be obligated to purchase more than 110% of the number of shares of the U.S. Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting U.S. Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the U.S. Stock to be purchased on such Delivery Date. If the remaining U.S. Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the U.S. Underwriters to purchase, and of the Company and the Selling Stockholders to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "U.S. Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Firm U.S. Stock which a defaulting U.S. Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting U.S. Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the U.S. Stock of a defaulting or withdrawing U.S. Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the U.S. Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12. Termination. The obligations of the U.S. Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm U.S. Stock if, prior to that time, any of the events described in Sections 9 or 9 shall have occurred or if the U.S. Underwriters shall decline to purchase the U.S. Stock for any reason permitted under this Agreement.

          13. Reimbursement of U.S. Underwriters' Expenses. If (a) the Company or any Selling Stockholder shall fail to tender the U.S. Stock for delivery to the U.S. Underwriters for any reason permitted under this Agreement, or (b) the U.S. Underwriters shall decline to purchase the U.S. Stock for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 12), the Company and the Selling Stockholders shall reimburse the U.S. Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholders shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to
Section 11 by reason of the default of one or more U.S. Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting U.S. Underwriter on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the U.S. Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
          Syndicate Department (Fax: 212-528-8822);

               (b) if to the Company or to the Bank, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention: _________ (Fax: _________); and

               (c) if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an U.S. Underwriter pursuant to Section
10 shall be delivered or sent by mail, telex or facsimile transmission to such U.S. Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the U.S. Underwriters by Lehman Brothers Inc. and the Company and the U.S. Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the U.S. Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each U.S. Underwriter and the person or persons, if any, who control each U.S. Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the U.S. Underwriters contained in
Section 10 of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Bank, the Selling Stockholders and the U.S. Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the U.S. Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Bank, the Selling Stockholders and the U.S. Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              FLAGSTAR BANCORP, INC.

                              By
                                 ----------------------------------------
                                [name]


                              FLAGSTAR BANK, FSB

                              By
                                 ----------------------------------------
                                [name]


                              The Selling Stockholders named in Schedule 2 to this Agreement

                              By
                                 ----------------------------------------
                                Attorney-in-Fact


Accepted:

Lehman Brothers Inc.
PaineWebber Incorporated
Roney & Co.

For themselves as U.S. Underwriters and
as Representatives of the several
U.S. Underwriters named in Schedule 1 hereto

     By Lehman Brothers Inc.

     By
       ----------------------------------
          Authorized Representative